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                                                                     Exhibit 4.1

FACE

                       [TUMBLEWEED COMMUNICATIONS CORP. LOGO]

COMMON STOCK                                                       COMMON STOCK



TCC-

THIS CERTIFICATE IS TRANSFERABLE IN
BOSTON, MA OR NEW YORK, NY

               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              CUSIP 899690 10 1

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                           TUMBLEWEED COMMUNICATIONS CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Bernard J. Cassidy          /s/ Jeffrey C. Smith
SECRETARY                       CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:

BANK BOSTON, N.A.
TRANSFER AGENT AND REGISTRAR

BY ____________________
   AUTHORIZED SIGNATURE


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BACK

                           TUMBLEWEED COMMUNICATIONS CORP.

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM -       as tenants in common
        TEN ENT -       as tenants by the entireties
        JT TEN  -       as joint tenants with right of
                        survivorship and not as tenants
                        in common




UNIF GIFT MIN ACT       -       __________________ Custodian __________________
                                        (Cust)                     (Minor)
                                          under Uniform Gifts to Minors
                                Act ___________________________________________
                                                     (State)
UNIF TRF MIN ACT        -       _____________ Custodian (until age ____________)
                                                                      (Cust)
                                ________________________ under Uniform Transfers
                                        (Minor)
                                to Minors Act _________________________________
                                                           (State)

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, _______________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------
|                                     |
---------------------------------------

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:______________________________

X___________________________________

X___________________________________

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ___________________________________



THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.